Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.] A Top Performing Real Estate Fund [Headline in largest white type against black background.]
Over Five Years.* [Subhead in second largest white type against black background.]
[Black background with black and white photo of fencer with both arms raised. White box to the left of the fencer prints over background and contains the following text in black type:]
One of the top performing real estate funds over a five year period, CGM Realty Fund is up more than 78% since April 1, 1995. CGM Realty Fund offers you the expertise of fund manager Ken Heebner and the potential for high current income and long-term capital appreciation. Call now for more information and a prospectus.
[Bar chart with two bars appears next; text over bars reads:]
TOTAL RETURN 4/1/95-3/31/00
[The bar on the left is a light gray bar with the figure 51.8% in black type inside the bar. Beneath the bar is the label:]
Lipper Real Estate Fund Average
[The bar on the right is black and the figure 78.8% drops out to white inside the bar. Beneath the bar is the label:]
CGM Realty Fund
[Beneath the chart , a line drawing of a fencer in a box with a black and white striped background appears below and to the left (logo). To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA 02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0757
[Beneath the white box, in white type against a black background:]
Managed by Ken Heebner
[Beneath the floor on which the fencer stands in black type against a pale gray background (slightly smaller type size than ad body copy) is the following disclosure (please note that numbers in disclosure text are the same size as total return numbers in the white box):]

*Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #3 of 31 real estate funds for five-year performance and #3 of 138 real estate funds for one-year performance for the periods ended 3/31/00.
10.6%, 12.3% and 10.6% are the average annual total returns for the one and five-year periods ended 3/31/00 and from inception on 5/13/94 through 3/31/00. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO LOAD
Copyright 2000 CGM